                                                                  EXHIBIT 21.1

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997

Buck Consultants, Inc.
State of Incorporation: New York

         o    Buck Consultants Actuarios Consultores S.A. de C.V.
              Incorporation: Mexico

         o    Buck Consultants GMbH
              Incorporation: Germany

              oo  Buck Consultants S.A.
                  Incorporation: Belgium

              oo  Heissmann/IPC GMbH (25% ownership)
                  Incorporation: Germany

         o    Buck Consultants Limited
              Incorporation: Canada

         o    Buck Consultants Limited
              Incorporation: England

              oo  Bevis Trustees Limited
                  Incorporation: England

              oo  Buck Investment Consultants Limited
                  Incorporation: England

              oo  Buck & Willis Health Care Limited (51% ownership)
                  Incorporation: England

         o    Buck Consultants Limited
              Incorporation: Trinidad

         o    Buck Consultants Pty.
              Incorporation: Australia

              oo  Buck Consultants Pty. Ltd. (60% ownership)
                  Incorporation: Australia

Note: Certain subsidiaries have been omitted from the List of Subsidiaries of the Corporation. These subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X.

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
                  ooo Buck Consultants Nominees Pty. Ltd.
                      Incorporation:  Australia

                  ooo Buck Consultants Services Pty. Ltd.
                      Incorporation:  Australia

                  ooo Buck Consultants Taxation Services Pty. Ltd.
                      Incorporation:  Australia

         o    Buck Consultants SNC
              Incorporation:  France

         o    Buck Investment Services, Inc.
              State of Incorporation:  New Jersey

         o    Buck Services Corporation
              State of Incorporation: Illinois

Certus Asset Advisors Corporation
State of Incorporation: Delaware

Dreyfus Investment Services Corporation
State of Incorporation: Delaware

Mellon Accounting Services, Inc.
State of Incorporation: Delaware

Mellon Asia Limited
Incorporation: Hong Kong

Mellon Bank Community Development Corporation
State of Incorporation: Pennsylvania

Mellon Bank, N.A.
Incorporation: United States

         o    AFCO Credit Corporation
              State of Incorporation: New York

              oo  AFCO Acceptance Corporation
                  State of Incorporation: California

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997

         o    A P Beaumeade, Inc.
              State of Incorporation:  Delaware

         o    A P Colorado, Inc.
              State of Incorporation:  Colorado

         o    A P Colorado, Inc. #2
              State of Incorporation:  Colorado

         o    APD Chimney Lakes, Inc.
              State of Incorporation:  Florida

         o    APD Cross Creek, Inc.
              State of Incorporation:  Florida

         o    APD Cypress Springs, Inc.
              State of Incorporation:  Florida

         o    A P East, Inc.
              State of Incorporation:  Delaware

         o    A P Management, Inc.
              State of Incorporation:  Pennsylvania

         o    A P Properties, Inc.
              State of Incorporation:  New Jersey

         o    AP Properties Minnesota, Inc.
              State of Incorporation:  Minnesota

         o    AP Residential Realty, Inc.
              State of Incorporation:  Pennsylvania

         o    A P Rural Land, Inc.
              State of Incorporation:  Pennsylvania

         o    AP Wheels, Inc.
              State of Incorporation:  Michigan

         o    APME Company, Inc.
              State of Incorporation:  Wisconsin

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997

         o    APU Chimney Lakes, Inc.
              State of Incorporation:  Florida

         o    APU Cross Creek, Inc.
              State of Incorporation:  Florida

         o    APU Cypress Springs, Inc.
              State of Incorporation:  Florida

         o    Citmelex Corporation
              State of Incorporation:  Delaware

         o    Commonwealth National Mortgage Company
              State of Incorporation:  Pennsylvania

         o    Dreyfus Brokerage Services, Inc.
              State of Incorporation:  California

         o    Dreyfus Financial Services Corporation
              State of Incorporation:  Delaware

         o    East Properties Inc.
              State of Incorporation:  Delaware

         o    Mellon Bank Canada
              Incorporation:  Canada

              oo  CAFO, Inc.
                  Incorporation:  Canada

              oo  CIBC Mellon Global Securities
                  Services Company (50% ownership)
                  Incorporation:  Canada

              oo  CIBC Mellon Trust Company (50% ownership)
                  Incorporation:  Canada

              oo  Mellon Asset Management, Limited
                  Incorporation:  Ontario

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
              oo  Mellon Bank Canada Leasing Inc.
                  Incorporation:  Canada

              oo  MBC SPC Leasing Co., Ltd.
                  Incorporation:  Alberta

         o    Mellon Bond Associates (99% ownership)*
              State of Organization:  Pennsylvania

         o    Mellon Consumer Leasing Corporation
              State of Incorporation:  Pennsylvania

         o    Mellon Equity Associates (99% ownership)*
              State of Organization:  Pennsylvania

         o    Mellon Insurance Agency, Inc.
              State of Incorporation:  Pennsylvania

         o    Mellon Leasing Corporation
              State of Incorporation:  Pennsylvania

              oo  Mellon International Leasing Company
                  State of Incorporation:  Delaware

              oo  Pontus, Inc.
                  State of Incorporation:  Delaware

         o    Mellon Mortgage Company
              State of Incorporation:  Colorado

              oo  Mellon Residential Funding Corporation
                  State of Incorporation:  Delaware

         o    Mellon Overseas Investment Corporation
              Incorporation:  United States

              oo  B.I.E. Corporation
                  Incorporation:  British West Indies


* Remaining 1% owned by MMIP, Inc.

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
              oo  Dreyfus International (Ireland) Limited
                  Incorporation:  Ireland

              oo  Mellon Bank Representacoes, Ltda.
                  Incorporation:  Brazil

              oo  Mellon International Investment Corporation
                  Incorporation:  British West Indies

              oo  Mellon Securities Limited
                  State of Incorporation:  Pennsylvania

         o    Mellon Trust Company of Illinois
              State of Incorporation:  Illinois

         o    Mellon Ventures, Inc.
              State of Incorporation:  Pennsylvania

         o    Mellon Ventures, L.P. (98.5% ownership)
              State of Organization:  Delaware

         o    Melnamor Corporation
              State of Incorporation:  Pennsylvania

              oo  A P Colorado, Inc. #3
                  State of Incorporation:  Colorado

              oo  A P Meritor, Inc.
                  State of Incorporation:  Minnesota

              oo  Baldorioty de Castro Development Corporation
                  Incorporation:  Puerto Rico

              oo  Cacalaba, Inc.
                  State of Incorporation:  New Mexico

              oo  Casals Development Corporation
                  Incorporation:  Puerto Rico

              oo  CEBC, Inc.
                  Incorporation:  Puerto Rico

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
              oo  Costamar Development Corporation
                  Incorporation:  Puerto Rico

              oo  Festival, Inc.
                  State of Incorporation:  Virginia

              oo  FSFC, Inc.
                  State of Incorporation:  Pennsylvania

              oo  Holiday Properties, Inc.
                  State of Incorporation:  Alabama

              oo  Laplace Land Company, Inc.
                  State of Incorporation:  Louisiana

              oo  Promenade, Inc.
                  State of Incorporation:  California

              oo  SKAP #7, Inc.
                  State of Incorporation:  Texas

              oo  Texas AP, Inc.
                  State of Incorporation:  Texas

              oo  Trilem, Inc.
                  State of Incorporation:  Pennsylvania

              oo  Vacation Properties, Inc.
                  State of Incorporation:  North Carolina

         o    Meritor Mortgage Corporation - East
              State of Incorporation:  Pennsylvania

              oo  Central Valley Management Co., Inc.
                  State of Incorporation:  Pennsylvania

         o    MMIP, Inc.
              State of Incorporation:  Delaware

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
              oo  Mellon Bond Associates (1% ownership)*
                  State of Organization:  Pennsylvania

              oo  Mellon Equity Associates (1% ownership)*
                  State of Organization:  Pennsylvania

         o    RECR, Inc.
              State of Incorporation:  Pennsylvania

         o    The Dreyfus Corporation
              State of Incorporation:  New York

              oo  Dreyfus Investment Advisors, Inc.
                  State of Incorporation:  New York

              oo  Dreyfus - Lincoln, Inc.
                  State of Incorporation:  Delaware

              oo  Dreyfus Precious Metals, Inc.
                  State of Incorporation:  Delaware

              oo  Dreyfus Service Corporation
                  State of Incorporation:  New York

              oo  Dreyfus Transfer, Inc.
                  State of Incorporation:  Maryland

              oo  Seven Six Seven Agency, Inc.
                  State of Incorporation:  New York

              oo  The Dreyfus Consumer Credit Corporation
                  State of Incorporation:  Delaware

Boston Group Holdings, Inc.
State of Incorporation:  Delaware

         o    The Boston Company, Inc.
              State of Incorporation:  Massachusetts

*Remaining 99% owned by Mellon Bank, N.A.

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                               DECEMBER 31, 1997
              oo  Boston Safe Deposit and Trust Company
                  State of Incorporation:  Massachusetts

                      ooo  Boston Safe (Nominees) Limited
                           Incorporation:  England

                      ooo  Bridgewater Land Company, Inc.
                           State of Incorporation:  Massachusetts

                               oooo Mellon Preferred Capital Corporation
                                    State of Incorporation:  Massachusetts

                      ooo  Reco, Inc.
                           State of Incorporation:  Massachusetts

                               oooo Mitlock Limited Partnership
                                    State of Organization:  Massachusetts

                               oooo Tuckahoe Limited Partnership
                                    State of Organization:  Massachusetts

                      ooo  TBC Securities Co., Inc.
                           State of Incorporation:  Massachusetts

                      ooo The Boston Company Financial Services, Inc. State of Incorporation: Massachusetts

                      ooo Wellington-Medford Associates II LP (65% ownership) State of Organization: Massachusetts oo  Boston Safe Advisors, Inc.
                  State of Incorporation:  Massachusetts

              oo Franklin Portfolio Associates, LLC (99% ownership) State of Organization: Massachusetts oo  Franklin Portfolio Holdings, Inc.
                  State of Incorporation:  Massachusetts

                      ooo Franklin Portfolio Associates, LLC (1% ownership) State of Organization: Massachusetts

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
              oo  Mellon Trust of California
                  State of Incorporation:  California

              oo  Mellon Trust of Florida, National Association
                  State of Incorporation:  Florida

              oo  Mellon Trust of New York
                  State of Incorporation:  New York

              oo  The Boston Company Advisors, Inc.
                  State of Incorporation:  Delaware

              oo  The Boston Company Asset Management, Inc.
                  State of Incorporation:  Massachusetts

              oo  The Boston Company Energy Advisors, Inc.
                  State of Incorporation:  Massachusetts

              oo  The Boston Company Financial Strategies, Inc.
                  State of Incorporation:  Massachusetts

              oo  Wellington-Medford II Properties, Inc.
                  State of Incorporation:  Massachusetts

Mellon Bank (DE) National Association
Incorporation:  United States

         o    Dreyfus Service Organization, Inc.
              State of Incorporation:  Delaware

              oo  Dreyfus Insurance Agency of Massachusetts, Inc.
                  State of Incorporation:  Massachusetts

         o    MBC Insurance Agency, Inc.
              State of Incorporation:  Delaware

         o    The Shelter Group, Inc.
              State of Incorporation:  Delaware

         o    Wilprop, Inc.
              State of Incorporation:  Delaware

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997

Mellon Bank (MD) National Association
Incorporation:  United States

         o    Baltimore Realty Corporation
              State of Incorporation:  Maryland

Mellon Capital I**
State of Organization:  Delaware

Mellon Capital II**
State of Organization:  Delaware

Mellon EFT Services Corporation
State of Incorporation:  Pennsylvania

Mellon Financial Company
State of Incorporation:  Pennsylvania

Mellon Financial Markets, Inc.
State of Incorporation:  Delaware

Mellon Financial Services Corporation #17 (Mellon Securities Transfer Services) State of Incorporation: Delaware

         o ChaseMellon Shareholder Services, L.L.C. (50% ownership) State of Organization: New Jersey

MBC Investments Corporation
State of Incorporation:  Delaware

         o    Dreyfus Management GMBH
              Incorporation:  Germany

         o    Dreyfus Trust Company
              State of Incorporation:  New York

         o    Laurel Capital Advisors
              State of Incorporation:  Pennsylvania

-----------------
** Trust created for the sole purpose of issuing trust-preferred securities.

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997

         o    Mellon Bank, F.S.B.
              Incorporation:  United States

         o    Mellon Capital Management Corporation
              State of Incorporation:  Delaware

         o    Mellon Financial Services Corporation #1
              State of Incorporation:  Delaware

              oo  Allomon Corporation
                  State of Incorporation:  Pennsylvania

                      ooo  APT Holdings Corporation
                           State of Incorporation:  Delaware

                      ooo  Lucien Land Company, Inc.
                           State of Incorporation:  Florida

                               oooo APD Crossings, Inc.
                                    State of Incorporation:  Florida

              oo  Mellon Escrow Company
                  State of Incorporation:  Delaware

              oo  Mellon Financial Services Corporation #2
                  State of Incorporation:  Delaware

              oo  Mellon Financial Services Corporation #4
                  State of Incorporation:  Pennsylvania

                      ooo  Beaver Valley Leasing Corporation
                           State of Incorporation:  Pennsylvania

                      ooo  Katrena Corporation (80% ownership)
                           State of Incorporation:  Delaware

                      ooo Mellon Financial Services Corporation #13 State of Incorporation: Alabama

                      ooo  MFS Leasing Corp.
                           State of Incorporation:  Delaware

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
              oo  Mellon Financial Services Corporation #5
                  State of Incorporation:  Louisiana

                      ooo Mellon Financial Services Corporation #10 State of Incorporation: Louisiana

              oo  Mellon Properties Company
                  State of Incorporation:  Louisiana

         o    Mellon-France Corporation
              State of Incorporation:  Pennsylvania

              oo  CCF-Mellon Partners (50% ownership)
                  State of Organization:  Pennsylvania

         o    Mellon Fund Administration Limited
              Incorporation:  England

         o    Mellon Fund Administration (Dublin) Limited
              Incorporation:  Ireland

         o    Mellon Global Investing Corp.
              State of Incorporation:  New York

              oo  Pareto Partners - U.S. (30% ownership)
                  State of Incorporation:  New York

         o    Mellon Life Insurance Company
              State of Incorporation:  Delaware

         o    Mellon Ventures II, LP (98.25% ownership)
              State of Organization:  Delaware

         o    MGIC-UK Ltd.
              Incorporation:  England

              oo  Pareto Partners - U.K. (30% ownership)
                  Incorporation:  England

         o    The Truepenny Corporation
              State of Incorporation:  New York

                             MELLON BANK CORPORATION
                     LIST OF SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1997
              oo  The Trotwood Corporation
                  State of Incorporation:  New York

                      ooo  The Trotwood Hunters Corporation
                           State of Incorporation:  New York

                      ooo  The Trotwood Hunters Site A Corporation
                           State of Incorporation:  New York

Mellon Securities Trust Company
State of Incorporation:  New York